UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2010

REDDY ICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32596	56-2381368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8750 North Central Expressway, Suite 1800
Dallas, Texas  75231
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 526-6740

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

First Lien Notes

On March 15, 2010, Reddy Ice Corporation (“Reddy Corp”) issued $300 million aggregate principal amount of 11.25% Senior Secured Notes due 2015 (the “First Lien Notes”). The First Lien Notes were issued pursuant to an indenture, dated as of March 15, 2010 (the “First Lien Indenture”), among Reddy Corp, Reddy Ice Holdings, Inc. (“Reddy Holdings”), certain subsidiaries of Reddy Corp from time to time parties thereto and Well Fargo Bank, National Association, as trustee and collateral agent. The First Lien Notes were issued by Reddy Corp at an initial offering price of 100% of the principal amount. Reddy Corp used the proceeds from the sale of the First Lien Notes to refinance its existing indebtedness, including all outstanding indebtedness under Reddy Corp’s existing credit facility, and to pay estimated fees and expenses in connection with the transactions described in this Item 1.01, with the balance retained for general corporate purposes.

The First Lien Notes mature on March 15, 2015. The First Lien Notes bear interest at a rate of 11.25% per annum. Interest on the First Lien Notes is computed on the basis of a 360-day year composed of twelve 30-day months and is payable semi-annually on March 15 and September 15 of each year, beginning on September 15, 2010.

The obligations under the First Lien Notes are fully and unconditionally guaranteed by Reddy Holdings, and will be so guaranteed by any future domestic wholly owned restricted subsidiaries of Reddy Corp, subject to certain exceptions.

On or after March 15, 2013, Reddy Corp may redeem all or a part of the First Lien Notes at the redemption prices set forth in the First Lien Indenture, plus accrued and unpaid interest, if any, to the applicable redemption date. In addition, at any time prior to March 15, 2013, Reddy Corp may redeem some or all of the First Lien Notes at any time at a redemption price equal to 100% of the principal amount of the First Lien Notes redeemed, plus a “make-whole” premium as of, plus accrued and unpaid interest, if any, and additional interest, if any, to, but excluding, the redemption date. At any time prior to March 15, 2013, Reddy Corp may also redeem up to 35% of the aggregate principal amount of First Lien Notes, using the proceeds of certain qualified equity offerings, at a redemption price of 111.25% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date.

If Reddy Corp experiences specified change of control events, Reddy Corp must offer to repurchase the First Lien Notes at a repurchase price equal to 101% of the principal amount of the First Lien Notes repurchased, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

If Reddy Corp sells assets under specified circumstances, Reddy Corp must offer to repurchase the First Lien Notes at a repurchase price equal to 100% of the principal amount of the First Lien Notes repurchased, plus accrued and unpaid interest, if any, to the repurchase date.

The First Lien Indenture contains covenants that, among other things, restrict the ability of Reddy Corp to:

•              pay dividends, make investments or make other restricted payments;

•              incur additional indebtedness or issue certain preferred shares;

•              create liens;

•              permit consensual encumbrances or restrictions on Reddy Corp’s restricted subsidiaries’ ability to pay dividends or make certain other payments to Reddy Corp;

•              consolidate, merge, sell or otherwise dispose of all or substantially all of Reddy Corp’s or its restricted subsidiary’s assets;

•              enter into transactions with affiliates; and

•              designate subsidiaries as unrestricted.

These covenants are subject to a number of important limitations and exceptions set forth in the First Lien Indenture.

The First Lien Indenture provides for customary events of default. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding First Lien Notes will become due and payable immediately without further action or notice. If any other event of default under the First Lien Indenture occurs or is continuing, the trustee or holders of at least 25% in aggregate principal amount of the then outstanding First Lien Notes may declare all the First Lien Notes to be due and payable immediately.

Reddy Corp and Reddy Holdings’ obligations in respect of the First Lien Notes have been secured by a pledge of substantially all of their assets pursuant to a pledge and security agreement (the “First Lien Pledge Agreement”) among Reddy Corp, Reddy Holdings and Well Fargo Bank, National Association, as trustee and collateral agent.

The First Lien Notes and the related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the First Lien Notes or the related guarantees in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the issuance of the First Lien Notes, Reddy Corp and Reddy Holdings entered into a registration rights agreement, dated March 15, 2010, with the initial purchasers of the First Lien Notes.  Under the terms of the first lien registration rights agreement, Reddy Corp is required to file a registration statement following the issuance of the First Lien Notes enabling holders to exchange the First Lien Notes for registered notes with terms substantially identical to the terms of the First Lien Notes, to cause such registration statement to become effective on or prior to December 15, 2010 and to complete the exchange offer within 60 days after the effective date. Under specified circumstances, including if the exchange offer would not be permitted by applicable law or SEC policy, the first lien registration rights agreement provides that Reddy Corp shall file a shelf registration statement for the resale of the First Lien Notes. If Reddy Corp defaults on its registration obligations under the first lien registration rights agreement, additional interest, up to a maximum amount of 1.0% per annum, will be payable on the First Lien Notes until all such registration defaults are cured.

Second Lien Notes

On March 15, 2010, Reddy Corp issued $137.6 million aggregate principal amount of 13.25% Senior Secured Notes due 2015 (the “Second Lien Notes”) in connection with the exchange offer and consent solicitation by Reddy Corp for Reddy Holdings’ outstanding 10 1/2% Senior Discount Notes due 2012 (the “Old Notes”). The Second Lien Notes were issued pursuant to an indenture, dated as of March 15, 2010 (the “Second Lien Indenture” and together with the First Lien Indenture, the “Indentures”), among Reddy Corp, Reddy Holdings, certain subsidiaries of Reddy Corp from time to time parties thereto and Well Fargo Bank, National Association, as trustee and collateral agent.

In connection with the issuance of the Second Lien Notes, $136.9 million in aggregate principal amount of the Old Notes were exchanged.  Upon the issuance of the Second Lien Notes, the amendments to the indenture governing the Old Notes contained in the Supplemental Indenture dated March 3, 2010, between Reddy Holdings and U.S. Bank National Association (the “Supplemental Indenture”) became operative.

The Second Lien Notes mature on November 1, 2015. The Second Lien Notes bear interest at a rate of 13.25% per annum. Interest on the Second Lien Notes is computed on the basis of a 360-day year composed of twelve 30-day months and is payable semi-annually on May 1 and November 1 of each year, beginning on November 1, 2010.

The obligations under the Second Lien Notes are fully and unconditionally guaranteed by Reddy Holdings, and will be so guaranteed by any future domestic wholly owned restricted subsidiaries of Reddy Corp, subject to certain exceptions.

On or after March 1, 2013, Reddy Corp may redeem all or a part of the Second Lien Notes at the redemption prices set forth in the Second Lien Indenture, plus accrued and unpaid interest, if any, to the applicable redemption date. In addition, at any time prior to March 1, 2013, Reddy Corp may redeem some or all of the Second Lien Notes at any time at a redemption price equal to 100% of the principal amount of the Second Lien Notes redeemed, plus a “make-whole” premium as of, plus accrued and unpaid interest, if any, and additional interest, if any, to, but excluding, the redemption date. At any time prior to March 1, 2013, Reddy Corp may also redeem up to 35% of the aggregate principal amount of Second Lien Notes, using the proceeds of certain qualified equity offerings, at a redemption price of 113.25% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date.

If Reddy Corp experiences specified change of control events, Reddy Corp must offer to repurchase the Second Lien Notes at a repurchase price equal to 101% of the principal amount of the Second Lien Notes repurchased, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

If Reddy Corp sells assets under specified circumstances, Reddy Corp must offer to repurchase the Second Lien Notes at a repurchase price equal to 100% of the principal amount of the Second Lien Notes repurchased, plus accrued and unpaid interest, if any, to the repurchase date.

The Second Lien Indenture contains covenants and events of default that are substantially similar to those contained in the First Lien Indenture.

Reddy Corp and Reddy Holdings’ obligations in respect of the Second Lien Notes have been secured by a pledge of substantially all of their assets pursuant to a pledge and security agreement (the “Second Lien Pledge Agreement”) among Reddy Corp, Reddy Holdings and Well Fargo Bank, National Association, as trustee and collateral agent.

The Second Lien Notes and the related guarantees have not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the Second Lien Notes or the related guarantees in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the issuance of the Second Lien Notes, Reddy Corp and Reddy Holdings entered into a registration rights agreement, dated March 15, 2010, with the dealer manager of the Second Lien Notes.  The terms of the second lien registration rights agreement are substantially similar to those of the first lien registration rights agreement.

New Revolving Credit Facility

On March 15, 2010, Reddy Corp entered into a credit agreement with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”).  The Credit Agreement provides for a new $35 million revolving credit facility which may be used by Reddy Corp for working capital and general corporate purposes.

Under the Credit Agreement, Reddy Corp has the right to request the aggregate commitments to be increased to $50 million, provided certain conditions are met.  None of the lenders are obligated to provide such additional commitments.

The Credit Agreement provides that loans will bear interest at rates based on LIBOR plus a margin ranging from 3.25% to 4.75% per annum or, at the option of Reddy Corp, the Base Rate, as defined in the Credit Agreement, plus a margin ranging from 2.25% to 3.75% per annum, the relevant margin being the Applicable Margin.  The Applicable Margin will be determined in accordance with a net leverage-based pricing grid, as set forth in the Credit Agreement. Swing line loans will bear interest at the Base Rate plus the Applicable Margin.

The revolving credit facility will terminate and all amounts outstanding thereunder, plus accrued interest, will be due on January 31, 2014.

The obligations under the Credit Agreement are fully and unconditionally guaranteed by Reddy Holdings, and will be so guaranteed by any future domestic wholly owned restricted subsidiaries of Reddy Corp, subject to certain exceptions.

The Credit Agreement contains financial maintenance covenants, including a maximum leverage ratio and minimum fixed charge coverage ratio. The Credit Agreement also contains affirmative and negative covenants applicable to Reddy Corp and its subsidiaries, subject to materiality and other qualifications, baskets and exceptions. The negative covenants, among other things, restrict the ability of Reddy Corp to:

•              incur additional indebtedness or issue certain preferred shares;

•              create liens;

•              make investments;

•              pay dividends or make other restricted payments;

•              consolidate or merge or acquire or dispose of assets;

•              enter into transactions with affiliates;

•              permit consensual encumbrances or restrictions on Reddy Corp’s restricted subsidiaries’ ability to pay dividends or make certain other payments to Reddy Corp; and

•              prepay certain indebtedness, including the First Lien Notes and the Second Lien Notes.

Obligations under the Credit Agreement may be declared immediately due and payable upon the occurrence of certain events of default as defined in the Credit Agreement, including failure to pay any principal when due and payable, failure to pay interest within five (5) days after due, failure to comply with any covenant, representation or condition of any loan document, any change of control, cross-defaults, and certain other events as set forth in the Credit Agreement, with grace periods in some cases.

Reddy Corp and Reddy Holdings’ obligations in respect of the Credit Agreement have been secured by a pledge of substantially all of their assets pursuant to a pledge and security agreement (the “Credit Facility Pledge Agreement” and, together with the First Lien Pledge Agreement and the Second Lien Pledge Agreement, the “Pledge Agreements”) among Reddy Corp, Reddy Holdings and JPMorgan Chase Bank, N.A. as collateral agent.

Incorporation by Reference

The descriptions of the Indentures contained in this Current Report on Form 8-K are qualified in their entirety by reference to the complete text of the Indentures, copies of which are filed herewith as Exhibits 4.1 and 4.2 and are incorporated herein by reference.

The description of the Supplemental Indenture contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Supplemental Indenture, a copy of which is filed herewith as Exhibits 4.3 and is incorporated herein by reference.

The descriptions of the registration rights agreements contained in this Current Report on Form 8-K are qualified in their entirety by reference to the complete text of the registration rights agreements, copies of which are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

The description of the Credit Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Credit Agreement, a copy of which is filed herewith as Exhibits 10.3 and is incorporated herein by reference.

The descriptions of the Pledge Agreements contained in this Current Report on Form 8-K are qualified in their entirety by reference to the complete text of the Pledge Agreements, copies of which are filed herewith as Exhibits 10.4, 10.5 and 10.6 and are incorporated herein by reference.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 15, 2010, Reddy Corp issued $300 million aggregate principal amount of 11.25% Senior Secured Notes due 2015.  The First Lien Notes are senior secured obligations of Reddy Corp.  The description of the terms of the First Lien Notes set forth above in Item 1.01 is hereby incorporated by reference into this Item.

On March 15, 2010, Reddy Corp issued $137.6 million aggregate principal amount of 13.25% Senior Secured Notes due 2015.  The Second Lien Notes are senior secured obligations of Reddy Corp.  The description of the terms of the Second Lien Notes set forth above in Item 1.01 is hereby incorporated by reference into this Item.

On March 15, 2010, Reddy Corp entered into a credit agreement governing a new $35 million revolving credit facility.  The description of the terms of the Credit Agreement set forth above in Item 1.01 is hereby incorporated by reference into this Item.

Item 8.01.              Other Events.

On March 15, 2010, Reddy Holdings issued a press release to announce the closing of the offering of First Lien Notes, the issuance of the Second Lien Notes in connection with the acceptance for exchange the Old Notes validly tendered prior to the early tender date, the entry into the Credit Agreement and the termination and repayment of all indebtedness under Reddy Corp’s existing credit facility.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

4.1†   Indenture, dated as of March 15, 2010, by and among Reddy Ice Corporation, Reddy Ice Holdings, Inc., certain subsidiaries of Reddy Ice Corporation from time to time parties thereto and Wells Fargo Bank, National Association, as trustee and collateral agent, governing the 11.25% Senior Secured Notes due 2015.

4.2†   Indenture, dated as of March 15, 2010, by and among Reddy Ice Corporation, Reddy Ice Holdings, Inc., certain subsidiaries of Reddy Ice Corporation from time to time parties thereto and Wells Fargo Bank, National Association, as trustee and collateral agent, governing the 13.25% Senior Secured Notes due 2015.

4.3†   Supplemental Indenture, dated as of March 3, 2010, by and between Reddy Ice Holdings, Inc. and U.S. Bank National Association, as trustee, supplementing the indenture governing Reddy Holdings’ 10 1/2% Senior Discount Notes due 2012.

10.1†   Registration Rights Agreement, dated as of March 15, 2010, by and among Reddy Ice Corporation, Reddy Ice Holdings, Inc. and J.P. Morgan Securities Inc., as representative of the several initial purchasers, governing the 11.25% Senior Secured Notes due 2015.

10.2†   Registration Rights Agreement, dated as of March 15, 2010, by and among Reddy Ice Corporation, Reddy Ice Holdings, Inc. and Broadpoint Capital Inc., as dealer manager, governing the 13.25% Senior Secured Notes due 2015.

10.3†   Credit Agreement, dated as of March 15, 2010, by and among Reddy Ice Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A. as administrative agent.

10.4†   Pledge and Security Agreement, dated as of March 15, 2010, by and among Reddy Ice Corporation, Reddy Ice Holdings, Inc. and Wells Fargo Bank, National Association, as trustee and collateral agent, in connection with the 11.25% Senior Secured Notes due 2015.

10.5†   Pledge and Security Agreement, dated as of March 15, 2010, by and among Reddy Ice Corporation, Reddy Ice Holdings, Inc. and Wells Fargo Bank, National Association, as trustee and collateral agent, in connection with the 13.25% Senior Secured Notes due 2015.

10.6†   Pledge and Security Agreement, dated as of March 15, 2010, by and among Reddy Ice Corporation, Reddy Ice Holdings, Inc. and JPMorgan Chase Bank, N.A. as collateral agent, in connection with the credit agreement.

99.1†   Press Release dated March 15, 2010.

†Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      March 16, 2010

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
	Name:	Steven J. Janusek
	Title:	Chief Financial and Accounting Officer